Supplement Dated December 19, 2016
To The Prospectus Dated April 25, 2016

JNL Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Fundamental Policy, Investment Strategy, Investment Objective, and Name Change for the JNL/Capital Guardian Global Balanced Fund

On December 2, 2016, the Board of Trustees of the JNL Series Trust approved certain fundamental policy and investment strategy changes for the JNL/Capital Guardian Global Balanced Fund (the "Fund"), as well as a change to the Fund's investment objective and a change to the Fund's name.  Contract owners will be sent a proxy statement containing additional information on the fundamental policy and investment strategy changes for the Fund (the "Fund Changes").

The Fund Changes that are being proposed will convert the Fund from a single manager Fund with Capital Guardian Trust Company acting as the sole sub-adviser to a feeder fund in a master/feeder fund structure. Instead of buying securities directly, as the Fund does under its current sub-advised structure, the Fund will invest exclusively in the American Funds Insurance Series® - Asset Allocation FundSM, a single registered investment company referred to as the "Master Fund," and the Master Fund will purchase and manage a pool of investment securities. The Master Fund is a separate, unaffiliated fund and is managed by Capital Research and Management CompanySM.  Jackson National Asset Management, LLC will continue to serve as the investment adviser to the Fund, but the Fund will no longer have a sub-adviser. The name of the Fund will change to the JNL/American Funds Balanced Fund.

A full description of the Fund Changes and changes to the investment objective and Fund name will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 6, 2017.   Shareholders will be asked to consider and vote on the Fund Changes at a special meeting of shareholders expected to be held on March 20, 2017.  The changes to the investment objective and Fund name are contingent upon shareholder approval of the Fund Changes.  If the Fund Changes are approved by shareholders, the Fund Changes and changes to the investment objective and Fund name will become effective on or around April 24, 2017. No assurance can be given that the Fund Changes will be approved.

This Supplement is dated December 19, 2016.